Corporate Information and Going Concern	12 Months Ended
Oct. 31, 2022
Corporate Information And Going Concern
Corporate Information and Going Concern

1.	Corporate Information and Going Concern

These consolidated financial statements (the “financial statements”) for the years ended October 31, 2022, 2021 and 2020, include the accounts of Grown Rogue International, Inc (together with its subsidiaries, “GRIN” or the “Company”) and its subsidiaries. The registered office of GRIN is located at 40 King St W Suite 5800, Toronto, ON M5H 3S1.

GRIN’s subsidiaries and ownership thereof are summarized in the table below.

Company	Ownership
Grown Rogue Unlimited, LLC	100% by GRIN
Grown Rogue Gardens, LLC	100% by Grown Rogue Unlimited, LLC
GRU Properties, LLC	100% by Grown Rogue Unlimited, LLC
GRIP, LLC	100% by Grown Rogue Unlimited, LLC
Grown Rogue Distribution, LLC	100% by Grown Rogue Unlimited, LLC
GR Michigan, LLC	87% by Grown Rogue Unlimited, LLC
Idalia, LLC	60% by Grown Rogue Unlimited, LLC
Canopy Management, LLC	0% (Note 1.1)
Golden Harvests, LLC	60% by Canopy Management, LLC

1.1	The Company, through its subsidiary, entered into an option to acquire an 87% controlling interest in Canopy Management LLC (“Canopy”), which held an option to acquire a 60% controlling interest in Golden Harvests, LLC which was exercised on May 1, 2021. Canopy is majority owned by the Company’s CEO, who is prohibited from omitting or taking certain actions where to do so would be contrary to the economic benefits which the Company expects to derive from the aforementioned options and the investments in the underlying businesses. The Company includes Canopy in the consolidated financial results and has allocated its net income (loss) to net income (loss) attributable to non-controlling interest. Subsequent to October 31, 2022, the Company, through Grown Rogue Unlimited, LLC (“GR Unlimited”), exercised its option to acquire an 87% of the membership units of Canopy.

GRIN is primarily engaged in the business of growing and selling cannabis products. The primary cannabis product produced and sold is cannabis flower.

The accompanying financial statements are prepared on the basis of accounting principles applicable to a going concern, which assumes that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of the business.

The Company’s ability to continue as a going concern is dependent upon, but not limited to, its ability to raise financing necessary to discharge its liabilities as they become due and generate positive cash flows from operations. For the year ended October 31, 2022, the Company generated net income of $0.4 million; it has historically incurred net losses, and as of that date, the Company’s accumulated deficit was $21.4 million. At October 31, 2022, the Company had working capital of $2.6 million, and generated negative cash flows from operations until 2022. These aforementioned conditions have resulted in material uncertainties that may cast significant doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern and to meet its obligations will be dependent upon successful sales of product and generating positive cash flows from operations as well as obtaining suitable financing. The accompanying financial statements do not reflect any adjustment that might result from the outcome of this uncertainty. If the going concern assumption is not used, then the adjustments required to report the Company’s assets and liabilities at liquidation values could be material to these financial statements.